UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-3916

Name of Registrant:	Vanguard Specialized Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code:	(610) 669-1000

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2006–January 31, 2007

Item 1:	Reports to Shareholders

Vanguard® Energy Fund

> Annual Report

January 31, 2007

>	The Investor Shares of Vanguard Energy Fund posted a modest 2.2% return for the fiscal year ended January 31, 2007.

>	While the fund’s result fell short of that of its benchmark, it surpassed the average gain of peer funds.

>	The fund’s integrated oil holdings generally fared well; many of the fund’s equipment, drilling, and refining businesses, which are highly sensitive to changes in energy prices, suffered losses.

See page 28 for a Notice to Shareholders concerning the fund’s investment advisors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Notice to Shareholders	28
Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2007
Total
Returns
Vanguard Energy Fund
Investor Shares	2.2%
Admiral™ Shares[1]	2.3
S&P Energy Sector Index	7.1
Average Natural Resources Fund[2]	0.8
Dow Jones Wilshire 5000 Index	14.1

Your Fund’s Performance at a Glance
January 31, 2006–January 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$64.50	$63.55	$1.020	$1.447
Admiral Shares	121.13	119.35	2.000	2.717

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

After a few years of outsized gains, the Investor Shares of Vanguard Energy Fund posted a much more modest return of 2.2% for the fiscal year ended January 31, 2007. The fund’s Admiral Shares returned 2.3%.

The fund’s performance reflected the unusual oil-price volatility produced by tension in the Middle East, atypical weather patterns, and an uncertain economic outlook. While the fund’s return fell short of that of its benchmark—the S&P Energy Sector Index—it surpassed the average return of peer funds.

If you invest in the Energy Fund through a taxable account, you may wish to review the fund’s after-tax performance on page 25.

Domestic equity markets did well; markets abroad did even better

In the first half of the fiscal year, returns from large-capitalization stocks were virtually flat, while those of small-caps lost some ground. In the second six months, both large and small stocks rebounded, with small-caps faring slightly better. For the 12 months, the broad U.S. stock market gained 14.1%. Despite the weakness in the housing sector, the economy showed remarkable resilience, and corporate profits rose at a fast clip.

Across market capitalizations, value-oriented stocks outpaced their growth-oriented counterparts. International stocks continued to outperform U.S. stocks, as overseas markets—especially European and emerging markets—produced stellar returns. For U.S.-based investors, the dollar’s weakness further enhanced the results of international stocks.

Bond returns were modest as the Fed put rate hikes on hold

In the first six months of the fiscal year, the Federal Reserve Board continued its campaign to keep inflation in check, raising its target for the key federal funds rate by 0.25 percentage point on three occasions (in addition to a 0.25-percentage-point increase the day before the fiscal year began). Then, at its August meeting, the Fed left the target rate unchanged at 5.25%, where it remained through the end of the fiscal period, as inflation fears diminished.

Following the Fed’s pause, the prices of longer-maturity bonds rose faster than those of short-term bonds, reducing their yields more dramatically. Throughout the maturity spectrum, the “yield spread,” or the difference between yields of corporate securities and those of U.S. Treasury securities of comparable maturities, became even tighter. Bonds produced coupon-like returns for the period, with the broad taxable bond market returning 4.3%. Corporate bonds generally outperformed U.S. government issues. The Citigroup 3-Month Treasury Bill Index, a proxy for money market yields, returned 4.9%.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.5%	11.0%	7.5%
Russell 2000 Index (Small-caps)	10.4	12.6	12.0
Dow Jones Wilshire 5000 Index (Entire market)	14.1	11.5	8.4
MSCI All Country World Index ex USA (International)	19.3	21.3	18.0

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.3%	3.4%	4.9%
Lehman Municipal Bond Index	4.3	4.0	5.1
Citigroup 3-Month Treasury Bill Index	4.9	3.1	2.4

CPI
Consumer Price Index	2.1%	3.0%	2.7%

Muted gains for the fund in a challenging period

Vanguard Energy Fund produced modest gains during the fiscal year, a difficult period for energy investors. Over the 12 months, oil prices were volatile. They began the period in the mid-$60s, leapt above $75 per barrel in July, then dropped to near $50 in mid-January.

Natural gas prices generally moved lower throughout the period, thanks to mild weather and increased drilling and storage capacity. In addition, a quiet hurricane season averted the kind of shocks that roiled domestic energy markets after the devastation of the Gulf Coast in 2005.

The fund’s integrated oil & gas holdings, which represented almost half of its assets on average, were a mixed bag in terms of performance. The fund earned strong returns from integrated giants such as ExxonMobil and Chevron. Because these huge companies are active in several areas—they produce, refine, and market oil—their businesses are less sensitive to movements in oil prices and investors’ concerns about the effects of an economic slowdown on the energy sector. However, the fund was less successful with smaller, international, and generally less diversified companies such as PetroCanada and Sasol.

Expense Ratios[1]
Your fund compared with its peer group
			Average
			Natural
	Investor	Admiral	Resources
	Shares	Shares	Fund
Energy Fund	0.25%	0.18%	1.44%

1	Fund expense ratio reflects the 12 months ended January 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Companies involved in exploration and production, as well as those that provide services and equipment to oil and gas producers, turned in disappointing results for the period. These companies are much more vulnerable to perceived changes in global economic growth and energy demand than are the large integrated companies.

Several of the fund’s exploration companies—particularly Canadian Natural Resources, EOG Resources, and Western Oil Sands—suffered sizable losses. Among services companies, Halliburton was hurt by the loss of a multibillion-dollar contract to provide logistical support to U.S. troops worldwide. Oil refiners also had a difficult period; shares of Sunoco, the largest refiner in the northeastern United States, declined as a result of falling crude prices and warm weather.

Your fund benefits from the talents and experience of two investment managers—Wellington Management Company and Vanguard Quantitative Equity Group—that use distinct, but complementary, investment approaches. For more about the advisors’ strategies and the fund’s performance and holdings, see the Advisors’ Report, which begins on page 7.

The fund’s long-term record shows its strengths

Although the Energy Fund’s return was more modest than it has been over the past few years, the fund’s long-term results reveal its superb track record. As the table below shows, the 15.9% average annual return for the fund’s Investor Shares is well above the result

Total Returns
Ten Years Ended January 31, 2007
	Average	Final Value of a $25,000
	Annual Return	Initial Investment
Energy Fund Investor Shares	15.9%	$109,139
S&P Energy Sector Index	13.6	89,846
Average Natural Resources Fund[1]	11.5	74,225
Dow Jones Wilshire 5000 Index	8.3	55,587

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1	Derived from data provided by Lipper Inc.

for the sector index, the average return for competing funds, and the return for the broad stock market.

A hypothetical initial investment of $25,000 in the fund would have appreciated to $109,139 over the decade ended January 31. If compounded at the average return of peer funds, the same initial investment would be worth less than $75,000. It’s also nearly twice the final value of a hypothetical investment in the Dow Jones Wilshire 5000 Index.

Keep perspective on the fund’s role within your portfolio

After the Energy Fund’s stellar 63% return in its previous fiscal year, its more down-to-earth showing during the recent period may appear underwhelming. However, that contrast provides a valuable reminder of the risks investors face in this sector, which may be affected by, among other things, the weather, political turmoil, and global economic conditions.

The fund’s potential for short-term volatility illustrates the importance of understanding its role within your portfolio. If you already have a carefully assembled foundation of stocks, bonds, and cash investments tailored to your investing goals and comfort level, this fund can serve to diversify your portfolio, giving it meaningful exposure to a sector that may perform independently of other market groups.

While a modest commitment of assets to a sector fund is certainly reasonable, Vanguard discourages investors from chasing performance. All too often, cash flows into the hot sector of the moment, and when the sector cools, the cash flows right out again. That’s why we set a high initial investment amount for the fund and impose a 1% redemption fee on shares held for less than one year.

Thank you for your continuing confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

February 14, 2007

Advisors’ Report

During the 12 months ended January 31, the Investor Shares of Vanguard Energy Fund returned 2.2% and the Admiral Shares 2.3%. The performance reflected the combined efforts of your fund’s two advisors. The use of multiple advisors enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment.

Wellington Management Company, LLP

Portfolio Manager:

Karl E. Bandtel, Senior Vice President

The environment for energy investing was positive over the last 12 months. Historically high prices dented consumption somewhat, but demand growth remained relatively strong for much of the period. Toward the end of the fiscal year, oil prices declined as a result of mild winter weather globally. Natural gas prices also dropped, responding to both a temperate winter in the United States and a supply surplus. Natural gas inventories continue to exceed the five-year average.

Vanguard Energy Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	90	9,075	Emphasizes long-term total-return opportunities
Company, LLP			from the various energy subsectors: international
			oils, foreign integrated oils and foreign producers,
			North American producers, oil services and
			equipment, transportation and distribution, and
			refining and marketing.
Vanguard Quantitative Equity Group	10	1,016	Conducts quantitative portfolio management using
			models that assess valuation, marketplace
			sentiment, and balance-sheet characteristics of
			companies compared with their peers.

Pressure on oil and gas prices could continue. However, the Organization of Petroleum Exporting Countries (OPEC) approved production cuts in late 2006. Reduced output represents an attempt to sustain prices near current levels. Despite these efforts, the price of crude oil fell in January.

Even though oil and gas markets have loosened up somewhat, the challenge of increasing supply over the long run remains. In this environment, we favor companies that have direct access to productive capacity and that are run by management teams that demonstrate an ability to develop resources.

Our purchases over the fiscal year were driven by relative value and growth opportunities. New names included CNOOC (China National Offshore Oil Corporation) and Woodside Petroleum. We also added to existing positions in Occidental Petroleum and Weatherford International.

We eliminated holdings in Repsol and Surgutneftegaz—the former because it reached our price target and the latter because of concerns about the company’s corporate governance. We also reduced our existing positions in Peabody Energy, Chevron, and Shell Canada.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

Our quantitative investment process evaluates a security’s attractiveness on three dimensions: valuation, sentiment, and balance-sheet characteristics. Our experience is that each of our underlying models performs well over long time frames, but that their effectiveness varies over shorter periods. Over the past year, all three components of our model enjoyed considerable success, with valuation leading the way.

A key characteristic of our strategy is that we do not maintain a “view” on the overall market for energy shares that is reflected in our portfolio. Our goal is positive performance relative to a benchmark, regardless of the overall direction of that benchmark. We apply a rigorous risk-control process to neutralize unintended exposure to market capitalization, volatility, and industry risks beyond those of the benchmark; such differences are “bets” that we feel do not add value over the long term.

By diversifying our model among several uncorrelated components, we further reduce the excess-return volatility that our portfolio can experience versus the benchmark. The result is a portfolio that makes many small bets on individual stocks and attempts to capture the market’s tendency to over- or underreact to new information.

During the fiscal year, energy stocks in Norway, China, and Argentina did particularly well. Norsk Hydro, Petroleum Geo-Services, China Petroleum & Chemical, and Tenaris were all successful holdings in our portfolio. Our model picked the South African company Sasol and the Australian firm Santos, both of which were poor performers for the year, but our tight risk control limited the negative effects.

Fund Profile

As of January 31, 2007

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	98	33	4,939
Median Market Cap	$39.8B	$109.6B	$30.8B
Price/Earnings Ratio	9.4x	10.3x	17.9x
Price/Book Ratio	2.7x	2.7x	2.8x
Yield		1.6%	1.7%
Investor Shares	1.6%
Admiral Shares	1.7%
Return on Equity	22.4%	22.2%	17.8%
Earnings Growth Rate	35.6%	39.4%	18.5%
Foreign Holdings	42.8%	0.0%	1.1%
Turnover Rate	22%	—	—
Expense Ratio		—	—
Investor Shares	0.25%
Admiral Shares	0.18%
Short-Term Reserves[3]	5%	—	—

Sector Diversification[4] (% of portfolio)

Coal & Consumable Fuels	2%
Integrated Oil & Gas	50
Materials	3
Oil & Gas Drilling	5
Oil & Gas Equipment & Services	10
Oil & Gas Exploration & Production	18
Oil & Gas Refining & Marketing	4
Oil & Gas Storage & Transportation	1
Utilities	1
Other	1
Short-Term Reserves[3]	5%

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.17
Beta	0.93	0.99

Ten Largest Holdings[6](% of total net assets)

ExxonMobil Corp.	6.7%
Chevron Corp.	4.9
Total SA	4.2
ConocoPhillips Co.	4.1
Royal Dutch Shell PLC	3.8
Schlumberger Ltd.	3.1
Valero Energy Corp.	3.0
BHP Billiton Ltd. ADR	3.0
ENI SpA	2.9
BP PLC	2.8
Top Ten	38.5%

Market Diversification (% of portfolio)

United States	52%
Canada	10
United Kingdom	9
France	4
Australia	4
Norway	4
Italy	3
Russia	3
Brazil	2
China	1
Netherlands	1
South Africa	1
Other	1
Short-Term Reserves[3]	5%

Investment Focus

1	S&P Energy Sector Index.
2	Dow Jones Wilshire 5000 Index.
3	Short-term reserves exclude futures and currency contracts held by the fund.
4	Sector percentages combine U.S. and international holdings.
5	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 31.
6	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $25,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2007			of a $25,000
	One Year	Five Years	Ten Years	Investment
Energy Fund Investor Shares[1]	2.24%	25.85%	15.88%	$109,139
Dow Jones Wilshire 5000 Index	14.14	8.35	8.32	55,587
S&P Energy Sector Index	7.08	19.11	13.65	89,846
Average Natural Resources Fund[2]	0.77	22.10	11.50	74,225

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Energy Fund Admiral Shares[1]	2.32%	25.93%	24.85%	$318,508
Dow Jones Wilshire 5000 Index	14.14	8.35	8.60	153,780
S&P Energy Sector Index	7.08	19.11	17.97	236,897

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
2	Derived from data provided by Lipper Inc.
3	Performance for the fund and its comparative standards is calculated since share class inception: November 12, 2001.

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	5/23/1984	19.66%	25.75%	16.53%
Admiral Shares[1]	11/12/2001	19.75	25.82	25.72[2]

1	Total return figures do not reflect the 1% redemption fee assessed on redemptions of shares held less than one year.
2	Return since inception.

Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of January 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.5%)[1]
United States (50.7%)
Energy Equipment & Services (14.2%)
	Oil & Gas Drilling (5.1%)
*	Transocean Inc.	2,857,000	221,046
	GlobalSantaFe Corp.	3,114,400	180,666
*	Nabors Industries, Inc.	2,305,000	69,795
	ENSCO International, Inc.	241,400	12,280
	Helmerich & Payne, Inc.	400,300	10,740
	Patterson-UTI Energy, Inc.	265,756	6,418
	Noble Corp.	80,600	6,041
*	Pride International, Inc.	137,100	3,950
	Rowan Cos., Inc.	110,300	3,628

	Oil & Gas Equipment & Services (9.1%)
	Schlumberger Ltd.	4,975,800	315,914
*	Weatherford
	International Ltd.	6,243,300	252,104
	Baker Hughes, Inc.	2,533,100	174,860
	Halliburton Co.	5,277,500	155,897
	BJ Services Co.	425,900	11,780
*	SEACOR Holdings Inc.	54,300	5,497
			1,430,616
Gas Utilities (1.2%)
	Equitable Resources, Inc.	2,688,800	116,291

Oil, Gas & Consumable Fuels (35.3%)
	Coal & Consumable Fuels (2.4%)
	CONSOL Energy, Inc.	4,190,200	144,269
	Peabody Energy Corp.	2,641,800	107,865

	Integrated Oil & Gas (20.9%)
	ExxonMobil Corp.	9,105,400	674,710
	Chevron Corp.	6,738,028	491,067
	ConocoPhillips Co.	6,237,618	414,240
	Marathon Oil Corp.	2,321,600	209,733
	Occidental Petroleum Corp.	4,360,000	202,130
	Hess Corp.	2,083,500	112,488

			Market
			Value•
		Shares	($000)
	Oil & Gas Exploration & Production (7.3%)
	Noble Energy, Inc.	2,859,000	152,699
	EOG Resources, Inc.	2,008,703	138,862
	Devon Energy Corp.	1,764,300	123,660
	Cabot Oil & Gas Corp.	1,431,300	92,834
	XTO Energy, Inc.	1,519,800	76,704
*	Newfield Exploration Co.	1,708,800	73,154
	Anadarko Petroleum Corp.	373,100	16,323
	Chesapeake Energy Corp.	481,900	14,269
	Apache Corp.	153,400	11,194
	Cimarex Energy Co.	284,300	10,656
	St. Mary Land &
	Exploration Co.	271,700	9,778
*	Forest Oil Corp.	304,400	9,716
*	Denbury Resources, Inc.	118,299	3,277

	Oil & Gas Refining & Marketing (4.1%)
	Valero Energy Corp.	5,582,644	303,026
	Sunoco, Inc.	1,627,100	102,719
	Tesoro Petroleum Corp.	152,900	12,597

	Oil & Gas Storage & Transportation (0.6%)
	Williams Cos., Inc.	1,864,200	50,315
	El Paso Corp.	535,000	8,303
			3,566,588
Exchange Traded Funds (0.0%)
2	Vanguard Energy ETF	25,000	2,102
	Energy Select Sector
	SPDR Fund	6,400	372
			2,474
Total United States			5,115,969
International (42.8%)
Argentina (0.1%)
	Tenaris SA ADR	185,200	8,791
*	Petrobras Energia
	Participaciones SA ADR	370,839	4,246
			13,037

		Market
		Value•
	Shares	($000)
Australia (4.0%)
BHP Billiton Ltd. ADR	7,265,500	297,813
Woodside
Petroleum Ltd. ADR	3,144,300	92,442
Santos Ltd.	1,410,245	10,231
		400,486
Brazil (2.2%)
Petroleo Brasileiro ADR	2,018,100	198,339
Petroleo Brasileiro SA Pfd.	582,700	12,851
Petroleo Brasileiro SA	413,600	10,120
		221,310
Canada (10.5%)
Canadian Natural Resources
Ltd. (New York Shares)	4,391,300	219,653
Suncor Energy, Inc.
(New York Shares)	2,568,500	190,968
EnCana Corp.
(New York Shares)	3,056,000	146,780
Petro Canada
(New York Shares)	3,147,200	122,300
Canadian Oil Sands Trust	4,221,175	107,532
Talisman Energy, Inc.	5,745,858	100,908
* Western Oil Sands Inc.	3,715,635	99,785
EnCana Corp.	401,500	19,201
* Petro–Canada	409,600	15,882
Suncor Energy, Inc.	168,500	12,448
Imperial Oil Ltd.	250,500	8,809
Shell Canada Ltd. Class A	226,000	8,667
Canadian Natural
Resources Ltd.	110,300	5,498
TransCanada Corp.	46,200	1,528
* Nexen Inc.	21,600	1,300
* Cameco Corp.	14,700	558
		1,061,817
China (1.3%)
China Petroleum and
Chemical Corp. ADR	1,068,500	89,380
PetroChina Co. Ltd.	13,508,000	16,637
China Petroleum &
Chemical Corp.	16,168,000	13,500
Yanzhou Coal Mining Co.
Ltd. H Shares	10,533,800	9,768
		129,285
Denmark (0.0%)
D/S Torm A/S	40,750	2,605

France (4.3%)
Total SA ADR	5,752,400	391,451
Total SA	495,911	33,607
Technip SA	173,958	11,158
		436,216
Hong Kong (0.3%)
CNOOC Ltd. ADR	289,800	24,856
CNOOC Ltd.	5,565,600	4,750
		29,606

		Market
		Value•
	Shares	($000)
India (0.1%)
* [3]	Oil & Natural Gas Corp., Ltd.
Warrants Exp. 7/14/08	351,450	7,253

Italy (2.9%)
ENI SpA ADR	4,076,750	262,828
ENI SpA	955,273	30,697
		293,525
Netherlands (0.7%)
Fugro NV	1,420,607	67,373

Norway (3.8%)
Norsk Hydro AS ADR	5,871,500	189,649
Statoil ASA ADR	6,201,900	166,583
Norsk Hydro ASA	334,200	10,847
* Petroleum Geo-
Services ASA	431,800	10,115
Statoil ASA	325,665	8,717
		385,911
Russia (2.6%)
Lukoil ADR	1,950,700	155,308
* OAO Gazprom-
Sponsored ADR	2,588,322	112,071
		267,379
South Africa (0.7%)
Sasol Ltd. Sponsored ADR	1,798,600	61,260
Sasol Ltd.	144,200	4,892
		66,152
Spain (0.2%)
Repsol YPF SA	447,715	14,724

United Kingdom (9.1%)
BG Group PLC	19,976,205	262,938
BP PLC ADR	3,878,800	246,343
Royal Dutch Shell PLC
ADR Class A	2,611,500	178,235
Royal Dutch Shell PLC
ADR Class B	2,398,426	162,397
BP PLC	3,217,615	33,906
Royal Dutch Shell PLC
Class A	576,071	19,370
Royal Dutch Shell PLC
Class B	457,239	15,307
Royal Dutch Shell PLC
Class A
(Amsterdam Shares)	117,600	3,976
		922,472
Total International		4,319,151
Total Common Stocks
(Cost $4,785,682)		9,435,120

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (5.9%)[1]
Money Market Fund (1.0%)
4	Vanguard Market Liquidity
	Fund, 5.272%	107,406,962	107,407

		Face
		Amount
		($000)
U.S. Agency Obligation (0.1%)
5	Federal Home Loan Bank
6	5.207%, 4/4/07	9,500	9,416
Repurchase Agreement (4.8%)
	Deutsche Bank, 5.270%,
	2/1/07 (Dated 1/31/07,
	Repurchase Value $482,771,000
	collateralized by Federal
	Home Loan Mortgage Corp.,
	4.000%–6.500%, 2/1/20–10/1/36
	and Government National
	Mortgage Assn., 7.000%,
	12/20/33)	482,700	482,700
Total Temporary Cash Investments
(Cost $599,523)			599,523
Total Investments (99.4%)
(Cost $5,385,205)			10,034,643
Other Assets and Liabilities (0.6%)
Other Assets—Note C			113,180
Liabilities			(57,202)
			55,978
Net Assets (100%)			10,090,621

At January 31, 2007, net assets consisted of:[7]
Amount
($000)
Paid in Capital	5,268,259
Overdistributed Net Investment Income	(6,604)
Accumulated Net Realized Gains	178,399
Unrealized Appreciation
Investment Securities	4,649,438
Futures Contracts	1,073
Foreign Currencies	56
Net Assets	10,090,621

Investor Shares—Net Assets
Applicable to 101,954,180 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	6,478,969
Net Asset Value Per Share—
Investor Shares	$63.55

Admiral Shares—Net Assets
Applicable to 30,261,313 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	3,611,652
Net Asset Value Per Share—
Admiral Shares	$119.35

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 94.5% and 4.9%, respectively, of net assets. See Note D in Notes to Financial Statements.

2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, the value of this security represented 0.1% of net assets.

4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

6	Securities with a value of $9,416,000 have been segregated as initial margin for open futures contracts.
7	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Dividends[1]	160,124
Interest[2]	32,943
Security Lending	3,376
Total Income	196,443
Expenses
Investment Advisory Fees—Note B	5,691
The Vanguard Group—Note C
Management and Administrative
Investor Shares	10,814
Admiral Shares	3,619
Marketing and Distribution
Investor Shares	1,455
Admiral Shares	529
Custodian Fees	190
Auditing Fees	28
Shareholders’ Reports
Investor Shares	111
Admiral Shares	11
Trustees’ Fees and Expenses	12
Total Expenses	22,460
Net Investment Income	173,983
Realized Net Gain (Loss)
Investment Securities Sold	424,691
Futures Contracts	8,825
Foreign Currencies	(201)
Realized Net Gain (Loss)	433,315
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(449,841)
Futures Contracts	(1,166)
Foreign Currencies	50
Change in Unrealized Appreciation (Depreciation)	(450,957)
Net Increase (Decrease) in Net Assets Resulting from Operations	156,341

1	Dividends are net of foreign withholding taxes of $10,313,000.
2	Interest income from an affiliated company of the fund was $9,006,000.

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	173,983	116,734
Realized Net Gain (Loss)	433,315	179,898
Change in Unrealized Appreciation (Depreciation)	(450,957)	3,268,127
Net Increase (Decrease) in Net Assets Resulting from Operations	156,341	3,564,759
Distributions
Net Investment Income
Investor Shares	(101,187)	(72,401)
Admiral Shares	(58,057)	(33,730)
Realized Capital Gain[1]
Investor Shares	(143,716)	(103,770)
Admiral Shares	(78,820)	(41,708)
Total Distributions	(381,780)	(251,609)
Capital Share Transactions—Note F
Investor Shares	(88,347)	(705,544)
Admiral Shares	582,810	1,842,807
Net Increase (Decrease) from Capital Share Transactions	494,463	1,137,263
Total Increase (Decrease)	269,024	4,450,413
Net Assets
Beginning of Period	9,821,597	5,371,184
End of Period[2]	10,090,621	9,821,597

1	Includes fiscal 2007 and 2006 short-term gain distributions totaling $6,548,000 and $3,116,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets–End of Period includes undistributed (overdistributed) net investment income of ($6,604,000) and ($4,667,000).

Financial Highlights

Energy Fund Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$64.50	$40.85	$29.99	$22.85	$24.76
Investment Operations
Net Investment Income	1.112	.813	.529	.435	.392
Net Realized and Unrealized Gain (Loss) on Investments[1]	.405	24.606	11.052	7.839	(.349)
Total from Investment Operations	1.517	25.419	11.581	8.274	.043
Distributions
Dividends from Net Investment Income	(1.020)	(.740)	(.524)	(.390)	(.360)
Distributions from Realized Capital Gains	(1.447)	(1.029)	(.197)	(.744)	(1.593)
Total Distributions	(2.467)	(1.769)	(.721)	(1.134)	(1.953)
Net Asset Value, End of Period	$63.55	$64.50	$40.85	$29.99	$22.85

Total Return[2]	2.24%	62.93%	38.90%	36.49%	–0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,479	$6,733	$4,822	$2,434	$1,298
Ratio of Total Expenses to Average Net Assets	0.25%	0.28%	0.32%	0.38%	0.40%
Ratio of Net Investment Income to Average Net Assets	1.71%	1.57%	1.67%	1.79%	1.56%
Portfolio Turnover Rate[3]	22%	10%	1%	26%	23%

1	Includes increases from redemption fees of $.03, $.03, $.02, $.00, and $.01.
2	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

Energy Fund Admiral Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$121.13	$76.71	$56.30	$42.89	$46.48
Investment Operations
Net Investment Income	2.180	1.561	1.034	.847	.758
Net Realized and Unrealized Gain (Loss) on Investments[1]	.757	46.217	20.770	14.721	(.658)
Total from Investment Operations	2.937	47.778	21.804	15.568	.100
Distributions
Dividends from Net Investment Income	(2.000)	(1.425)	(1.024)	(.760)	(.698)
Distributions from Realized Capital Gains	(2.717)	(1.933)	(.370)	(1.398)	(2.992)
Total Distributions	(4.717)	(3.358)	(1.394)	(2.158)	(3.690)
Net Asset Value, End of Period	$119.35	$121.13	$76.71	$56.30	$42.89

Total Return[2]	2.32%	63.00%	39.02%	36.58%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,612	$3,088	$549	$208	$103
Ratio of Total Expenses to Average Net Assets	0.18%	0.22%	0.26%	0.32%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.78%	1.63%	1.70%	1.85%	1.59%
Portfolio Turnover Rate[3]	22%	10%	1%	26%	23%

1	Includes increases from redemption fees of $.05, $.03, $.03, $.01, and $.02.
2	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $448,000 for the year ended January 31, 2007.

For the year ended January 31, 2007, the aggregate investment advisory fee represented an effective annual rate of 0.06% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $1,001,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2007, the fund realized net foreign currency losses of $201,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from overdistributed net investment income to accumulated net realized gains. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $16,475,000 from undistributed net investment income, and $40,265,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2007, the fund had $23,877,000 of ordinary income and $159,353,000 of long-term capital gains available for distribution.

At January 31, 2007, the cost of investment securities for tax purposes was $5,386,202,000. Net unrealized appreciation of investment securities for tax purposes was $4,648,441,000, consisting of unrealized gains of $4,669,156,000 on securities that had risen in value since their purchase and $20,715,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	800	57,720	588
S&P 500 Index	120	43,290	485

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended January 31, 2007, the fund purchased $2,332,973,000 of investment securities and sold $2,080,097,000 of investment securities other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,793,137	28,223	2,361,160	44,701
Issued in Lieu of Cash Distributions	235,334	3,595	169,002	3,051
Redeemed[1]	(2,116,818)	(34,259)	(3,235,706)	(61,397)
Net Increase (Decrease)—Investor Shares	(88,347)	(2,441)	(705,544)	(13,645)
Admiral Shares
Issued	1,261,595	10,675	2,119,452	21,056
Issued in Lieu of Cash Distributions	124,702	1,014	68,893	653
Redeemed[1]	(803,487)	(6,921)	(345,538)	(3,374)
Net Increase (Decrease)—Admiral Shares	582,810	4,768	1,842,807	18,335

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1	Net of redemption fees of $3,975,000 and $3,440,000, respectively (fund totals).

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (one of the funds constituting Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2007 by correspondence with the custodians and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 13, 2007

Special 2006 tax information (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $254,116,000 as capital gains dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $129,202,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 33.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Energy Fund Investor Shares[1]
Periods Ended January 31, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	2.24%	25.85%	15.88%
Returns After Taxes on Distributions	1.61	24.87	14.66
Returns After Taxes on Distributions and Sale of Fund Shares	2.16	22.63	13.59

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	7/31/2006	1/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$994.97	$1.21
Admiral Shares	1,000.00	995.31	0.85
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.00	$1.22
Admiral Shares	1,000.00	1,024.35	0.87

1

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 26 are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Notice to Shareholders

The board of trustees of Vanguard Energy Fund has adopted a new asset-based advisory fee schedule for one of the fund’s advisors Wellington Management Company, LLP (Wellington Management) effective May 1, 2007. In addition, the board has added a performance adjustment to the fee arrangement with Wellington Management in order to further align the interests of the advisor and the fund’s shareholders. The performance adjustment will increase or decrease the asset-based fee proportionately with the investment performance of the fund’s assets managed by Wellington Management (the Wellington Management Portfolio). The new advisory fee arrangement for Wellington Management is expected to raise the fund’s expense ratio to 0.28% from 0.25% for Investor Shares and to 0.21% from 0.18% for Admiral Shares. For shareholders, such an increase represents an additional $3 in costs annually on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies. The Vanguard Group, Inc., also provides investment advisory services to the fund.

The fund’s trustees regularly evaluate its investment advisory arrangements, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee arrangement, the trustees considered the fund’s performance together with a wide range of information relating to Wellington Management, which has managed the fund since its inception in 1984.

The fund has entered into a new investment advisory agreement with Wellington Management to reflect the new fee arrangement; however, other terms of the existing agreement have not changed. Under the terms of the new agreement, the fund will pay Wellington Management a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the average daily net assets of the Wellington Management Portfolio during the quarter. The quarterly payments to Wellington Management may be increased or decreased by applying the new performance adjustment. The adjustment will be based on the Wellington Management Portfolio’s cumulative total performance over a trailing 36-month period (subject to certain transition rules that will be in place until 36 months have elapsed from the date of the new agreement) as compared with that of a composite index over the same period. The composite index is weighted 50% in the S&P Citigroup BMI World Energy Index and 50% in the S&P Energy Equal Weighted Blend Index.

For the fiscal year ended January 31, 2007, the total advisory fees paid by Vanguard Energy Fund were $5,691,000, or 0.06% of the fund’s average net assets. The Vanguard Group provides advisory services to the fund on an at-cost basis. Of the aggregate fees paid for that fiscal year, the investment advisory expenses incurred by Vanguard were $448,000 (representing an effective annual rate of less than 0.01%). If the new fee arrangement had been in place throughout the fiscal year, the advisory fees paid by the fund would have totaled $8,405,000, or 0.09% of the fund’s average net assets. The average advisory fee paid by funds in the Energy Fund’s Lipper peer group was 0.65% of assets as of December 31, 2006.

Board approval of the investment advisory agreement

Wellington Management is responsible for managing the investment and reinvestment of the Wellington Management Portfolio, which represents a portion of the Energy Fund’s assets. In managing these assets, Wellington Management is responsible for continuously reviewing, supervising, and administering the investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

The fund’s trustees retained Wellington Management under the terms of an investment advisory agreement. The board’s decision to revise the current asset-based advisory fee schedule and add a performance adjustment schedule was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board considered the following factors, among others:

The trustees considered the benefits to shareholders of continuing to retain Wellington Management as advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Wellington Management. The board considered the quality of investment management to the fund over both the short and the long term and the organizational depth and stability of the firm. The trustees concluded that Wellington Management retains a portfolio management team that continues to execute a disciplined process of identifying attractive energy-related companies. The team has advised the fund since its inception in 1984, using a bottom-up approach in which stocks are selected based on the advisor’s estimates of fundamental investment value. Further, the board noted that the advisor’s process emphasizes company fundamentals, management track record, and security valuation. The board concluded that Wellington Management is a stable and financially sound organization. The board also concluded that Wellington Management has consistently managed the Energy Fund in accordance with its mandate.

The board decided that the fee schedule should be adjusted to reflect the fair market value of Wellington Management’s services and the firm’s need to maintain an expanded team to manage a large portfolio in this market segment. Under the new fee arrangement, Wellington Management could build on its organizational depth and stability and could enhance the portfolio management team by hiring and retaining top investment talent.

The trustees also considered the investment performance of the Wellington Management Portfolio compared with those of the fund’s peer group and a relevant market benchmark. The board concluded that short- and long-term performance has been very competitive, with the Wellington Management Portfolio outperforming both the peer group and the S&P Energy Sector Index over the last 3-, 5-, and 10-year periods.

The trustees considered the cost of services to be provided, including consideration of competitive fee rates and expense ratios, and the fact that, after the adjustment, the fund’s advisory fee is expected to remain significantly below the fees of most of its peers.

Further, the trustees considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in Wellington Management’s fee schedule, the trustees ensure that, if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The trustees considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the Wellington Management Portfolio and the advisor, and concluded that approval of a new advisory fee schedule in the investment advisory agreement is in the best interest of the fund and its shareholders.

The advisory agreement will continue for a period of one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons” of either the fund or Wellington Management as defined in federal securities laws.

Background information on Wellington Management

Wellington Management Company, LLP, a Massachusetts partnership with offices at 75 State Street, Boston, MA 02109, is an investment firm that was founded in 1928. As of December 31, 2006, the firm managed approximately $575.5 billion in assets for a variety of clients, including mutual funds, institutions, and separate accounts. The managers primarily responsible for overseeing the fund’s investments are:

•

Karl E. Bandtel, Senior Vice President of Wellington Management. He has worked in investment management with Wellington Management since 1990 and has co-managed Wellington Management’s portion of the fund since 2005. He holds a B.S. and an M.S. from the University of Wisconsin.

•

James A. Bevilacqua, Senior Vice President of Wellington Management Company. He has worked in investment management with Wellington Management since 1994 and has co-managed Wellington Management’s portion of the fund since 2005. He holds a B.S. and an M.S. from the Massachusetts Institute of Technology and an M.B.A. from Stanford Graduate School of Business.

Wellington Management is owned by its 99 active partners, all of whom are active members of the firm. The managing partners of the firm are Laurie A. Gabriel, Phillip H. Perelmuter, and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
146 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
146 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
146 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
146 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
146 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
146 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
146 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
146 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary
146 Vanguard Funds Overseen	of The Vanguard Group, and each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
146 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for the
Hearing Impaired > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032007

Vanguard® Health Care Fund

> Annual Report

January 31, 2007

>  The Investor Shares of Vanguard Health Care Fund posted a return of 10.8% for the fiscal year ended January 31, 2007.

>  The fund’s return outpaced that of its benchmark index and the average return for health/biotechnology funds.

>  During the 12-month period, the health care sector was one of the weaker performers of the stock market, and the fund’s U.S.-based biotechnology stocks in particular performed poorly.

See page 27 for a Notice to Shareholders concerning the fund’s investment advisors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund’s After-Tax Returns	24
About Your Fund’s Expenses	25
Notice to Shareholders	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2007
Total
Returns
Vanguard Health Care Fund
Investor Shares	10.8%
Admiral™ Shares[1]	11.0
S&P Health Sector Index	9.2
Average Health/Biotechnology Fund[2]	4.3
Dow Jones Wilshire 5000 Index	14.1

Your Fund’s Performance at a Glance

January 31, 2006–January 31, 2007

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$143.39	$149.69	$2.100	$6.660
Admiral Shares	60.52	63.19	0.938	2.811

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the fiscal year ended January 31, 2007, health care stocks were one of the stock market’s weaker-performing sectors. However, with its broad diversification across health care industries and its exposure to international pharmaceutical stocks, Vanguard Health Care Fund produced a solid return, advancing 10.8%. The fund ended the year behind the broad U.S. stock market, which returned 14.1%, but its performance far outpaced the average return of 4.3% for health/ biotechnology funds.

Domestic equity markets did well; markets abroad did even better

In the first half of the fiscal year, returns from large-capitalization stocks were virtually flat, while those of small-caps lost some ground. In the second six months, both large and small stocks rebounded, with small-caps faring slightly better. For the 12 months, the broad U.S. stock market gained 14.1%. Despite the weakness in the housing sector, the economy showed remarkable resilience, and corporate profits rose at a fast clip.

Across market capitalizations, value-oriented stocks outpaced their growth-oriented counterparts. International stocks continued to outperform U.S. stocks, as overseas markets—especially European and emerging markets—produced stellar returns. For U.S.-based investors, the dollar’s weakness further enhanced the results of international stocks.

2

Bond returns were modest as the Fed put rate hikes on hold

In the first six months of the fiscal year, the Federal Reserve Board continued its campaign to keep inflation in check, raising its target for the key federal funds rate by 0.25 percentage point on three occasions (in addition to a 0.25-percentage-point increase the day before the fiscal year began). Then, at its August meeting, the Fed left the target rate unchanged at 5.25%, where it remained through the end of the fiscal period, as inflation fears diminished.

Following the Fed’s pause, the prices of longer-maturity bonds rose faster than those of short-term bonds, reducing their yields more dramatically. Throughout the maturity spectrum, the “yield spread,” or the difference between yields of corporate securities and those of U.S. Treasury securities of comparable maturities, became even tighter. Bonds produced coupon-like returns for the period, with the broad taxable bond market returning 4.3%. Corporate bonds generally outperformed U.S. government issues. The Citigroup 3-Month Treasury Bill Index, a proxy for money market yields, returned 4.9%.

A comparatively tough year for the health care sector

Following a strong 2005 performance, the stocks of many health care firms stumbled during the 2006 fiscal year. Nonetheless, Vanguard Health Care Fund closed the 12-month period with a return of 10.8%. Because this fund

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.5%	11.0%	7.5%
Russell 2000 Index (Small-caps)	10.4	12.6	12.0
Dow Jones Wilshire 5000 Index (Entire market)	14.1	11.5	8.4
MSCI All Country World Index ex USA (International)	19.3	21.3	18.0

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.3%	3.4%	4.9%
Lehman Municipal Bond Index	4.3	4.0	5.1
Citigroup 3-Month Treasury Bill Index	4.9	3.1	2.4

CPI
Consumer Price Index	2.1%	3.0%	2.7%

3

has performed so well for such an extended period, a one-year return of 10.8% may seem comparatively modest, more so in a year when the overall stock market delivered outsized returns of 14.1%. But, the fund’s performance against its peers in a tough environment was excellent.

The fund’s customary diversification across health care industries was an important plus during the period. By spreading its investments broadly across the major health care subsectors, which include health care equipment and pharmaceuticals, the investment advisor was able to offset weaknesses among biotechnology and managed-care companies with stronger performances from the pharmaceuticals giants and drugstores, including CVS. The fund also earned strong returns from a number of nontraditional health care stocks and chemicals companies with a diversified mix of health care and industrial products.

During the fiscal year, a number of the fund’s top-ten holdings were also its strongest performers. Pharmaceutical firms Schering-Plough, Roche Holdings AG, and Forest Laboratories were all solid performers. The fund also benefited from its holdings outside of the health care sector, in materials and consumer staples. On the other hand, stocks in the managed-care and biotechnology subsectors produced small returns for the fiscal year. Notable weak spots included biotech giants Genzyme and Amgen. The fund also sustained sizable losses in

Expense Ratios[1]
Your fund compared with its peer group
			Average
			Health/
	Investor	Admiral	Biotechnology
	Shares	Shares	Fund
Health Care Fund	0.25%	0.17%	1.79%

1  Fund expense ratio reflects the 12 months ended January 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

top-ten holdings Sanofi-Aventis and Eli Lilly as the pharmaceuticals big hitters have wrestled with regulatory challenges.

As you know, Vanguard Health Care Fund was closed to new investors on March 23, 2005, after experiencing significant growth in assets. The fund remains closed to new investors, although existing shareholders may continue to invest in the fund.

For the long term, the fund’s performance has been strong

We have long counseled that long-term performance, not a single year’s result, is the best gauge of how well a fund meets its mandate. Over the past ten years, Vanguard Health Care Fund has produced an average annual return of 16.2%, considerably ahead of its comparative benchmarks and well ahead of the broad stock market.

The table below shows the fund’s average annual return for the ten years ended January 31, 2007, along with the returns of its comparative measures. The table shows what would have happened to a hypothetical $25,000 investment made in each at the start of the decade. In your fund, the investment would have grown to $112,616, more than four times the original sum. That’s more than double the value of the same stake invested in the broad stock market, and over $48,000 more than the result for the average health/biotechnology fund.

Total Returns
Ten Years Ended January 31, 2007
	Average	Final Value of a $25,000
	Annual Return	Initial Investment
Health Care Fund Investor Shares	16.2%	$112,616
S&P Health Sector Index	8.7	57,318
Average Health/Biotechnology Fund[1]	9.9	64,373
Dow Jones Wilshire 5000 Index	8.3	55,587

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1	Derived from data provided by Lipper Inc.

5

Wellington Management Company, LLP, your fund’s advisor, has guided the fund’s performance over the years through its stock-picking talents. In addition, Vanguard’s low costs allow more of the fund’s gains to stay in shareholders’ pockets. For a comparison of your fund’s cost with the average cost of its competitors, see the table on page 4.

Diversification is key to success in investing

In these missives, we routinely stress to investors that neither under- nor outperformance in the short term is all that meaningful. On the contrary, we always encourage our shareholders to evaluate their investments from a longer-term perspective. Through the years, we have steadfastly counseled investors to stick with a carefully considered, balanced portfolio of stock, bond, and money market mutual funds suited to their unique circumstances.

As an investor, you can emulate some of the strategies that have worked well for the Health Care Fund in the past. Just as the fund is diversified within its sector, you can make sure that your own portfolio is diversified both across and within the major asset classes.

As part of such a balanced portfolio, Vanguard Health Care Fund can play an important role in helping you to move toward your financial goals.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

February 12, 2007

6

Advisor’s Report

Vanguard Health Care Fund advanced 10.8% during the fiscal year ended January 31, 2007. This compared with the 14.5% return of the Standard & Poor’s 500 Index, the 9.2% result of the S&P Health Sector Index, and the 4.3% return of the average health/biotechnology fund.

The investment environment

Health care stocks lagged the overall stock market during the period, even though absolute performance was strong. Within the portfolio, international pharmaceutical and international biotech stocks were quite strong, faring much better than their domestic counterparts; medical products stocks especially outperformed. The Health Care Fund outpaced its competitive fund group by having greater exposure to these better-performing categories.

Our successes

Our international holdings AstraZeneca, Roche Holdings, Bayer AG, Daiichi Sankyo, and Takeda Pharmaceutical were particularly robust during the period, driven by vigorous earnings growth, improved fundamentals, and solid sales growth. Our health services and medical products holdings, including drug retailer CVS and diversified pharmaceuticals company Abbott Laboratories, also contributed to the positive overall results.

Portfolio Changes
Year Ended January 31, 2007

Additions	Comments
St. Jude Medical	Market-share gainer.
Merck	Good new product flow.
Health Management Associates	Added based on weakness.

Reductions	Comments
Pfizer	Weakening fundamentals.
Gilead Sciences	Reduced, as stock reached an attractive price.

Eliminations	Comments
Serono	Acquired by Merck KGaA.

7

Our shortfalls

U.S. biotech companies Amgen and Genzyme were weak during the period. Biotech stocks are driven by drug development. Insurance reimbursement issues and challenges to drug pipelines were reflected in the stocks’ lackluster performance. Health care service providers Coventry Health Care and Cardinal Health also struggled during the 12 months.

The fund’s positioning

The broad market’s solid performance during the fiscal year created a high hurdle for continued gains in 2007. We expect an overall difficult environment for stocks; however, we believe the health care sector can potentially benefit from being a defensive sector. In other words, we will continue to invest the Health Care Fund with a long-term focus, while maintaining appropriate diversification and attention to valuations.

Edward P. Owens,

Senior Vice President and

Portfolio Manager

Wellington Management Company, LLP

February 12, 2007

8

Fund Profile

As of January 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	82	55	4,939
Median Market Cap	$35.2B	$61.5B	$30.8B
Price/Earnings Ratio	22.6x	21.1x	17.9x
Price/Book Ratio	3.7x	3.7x	2.8x
Yield		1.5%	1.7%
Investor Shares	1.1%
Admiral Shares	1.2%
Return on Equity	17.9%	21.4%	17.8%
Earnings Growth Rate	12.7%	12.7%	18.5%
Foreign Holdings	27.7%	0.0%	1.1%
Turnover Rate	8%	—	—
Expense Ratio		—	—
Investor Shares	0.25%
Admiral Shares	0.17%
Short-Term Reserves	8%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.82	0.27
Beta	0.71	0.48

Sector Diversification[4] (% of portfolio)

Biotechnology	10%
Consumer Staples	4
Health Care Distributors	6
Health Care Equipment	8
Health Care Facilities	1
Health Care Services	2
Health Care Technology	2
Managed Health Care	6
Materials	3
Pharmaceuticals	50
Short-Term Reserves	8%

Ten Largest Holdings[5] (% of total net assets)

Schering-Plough Corp.	5.2%
Eli Lilly & Co.	4.6
Roche Holdings AG	4.2
Forest Laboratories, Inc.	4.1
Sanofi-Aventis	3.9
AstraZeneca Group PLC	3.7
McKesson Corp.	3.0
Cardinal Health, Inc.	2.9
Novartis AG (Registered)	2.8
Abbott Laboratories	2.7
Top Ten	37.1%

Market Diversification (% of portfolio)

United States	65%
Japan	10
Switzerland	7
France	4
United Kingdom	4
Germany	1
Others	1
Short-Term Reserves	8%

Investment Focus

1  S&P Health Sector Index.

2  Dow Jones Wilshire 5000 Index.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 29.

4  Sector percentages combine U.S. and international holdings.

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $25,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2007			of a $25,000
	One Year	Five Years	Ten Years	Investment
Health Care Fund Investor Shares[1]	10.85%	10.42%	16.24%	$112,616
Dow Jones Wilshire 5000 Index	14.14	8.35	8.32	55,587
S&P Health Sector Index	9.24	2.50	8.65	57,318
Average Health/Biotechnology Fund[2]	4.28	4.80	9.92	64,373

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Health Care Fund Admiral Shares[1]	10.96%	10.52%	10.32%	$166,957
Dow Jones Wilshire 5000 Index	14.14	8.35	8.60	153,780
S&P Health Sector Index	9.24	2.50	2.22	112,160

1  Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.

2  Derived from data provided by Lipper Inc.

3  November 12, 2001.

10

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	5/23/1984	10.87%	9.47%	16.37%
Admiral Shares[1]	11/12/2001	10.96	9.57	9.90[2]

1  Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.

2  Return since inception.

Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets

As of January 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (92.6%)
United States (64.9%)
Biotechnology (10.2%)
*	Amgen, Inc.	9,989,355	702,951
*	Genentech, Inc.	5,250,000	458,692
*	Genzyme Corp.	6,919,340	454,808
*	Gilead Sciences, Inc.	6,249,848	401,990
*	MedImmune Inc.	8,550,000	296,343
*	Vertex
	Pharmaceuticals, Inc.	4,009,400	141,732
*	Cephalon, Inc.	1,902,000	137,724
*	Biogen Idec Inc.	2,000,000	96,680
*	Millennium
	Pharmaceuticals, Inc.	7,641,300	84,818
*	Human Genome
	Sciences, Inc.	1,738,500	20,480
*	Amylin
	Pharmaceuticals, Inc.	300,000	11,634
			2,807,852
Chemicals (0.7%)
Sigma-Aldrich Corp.		4,800,000	182,160

Food & Staples Retailing (2.8%)
	CVS Corp.	20,600,000	693,190
	Walgreen Co.	1,500,000	67,950
			761,140
Health Care Equipment & Supplies (8.2%)
	Medtronic, Inc.	11,414,900	610,126
	Becton, Dickinson & Co.	7,300,000	561,662
*	St. Jude Medical, Inc.	9,300,900	397,706
	Baxter International, Inc.	5,300,000	263,198
	Beckman Coulter, Inc.	2,776,600	179,146
	DENTSPLY
	International Inc.	2,885,400	88,986
*	Hospira, Inc.	2,045,070	75,218
	Biomet, Inc.	900,000	38,124
	STERIS Corp.	850,000	21,964
	Bausch & Lomb, Inc.	200,000	11,136
			2,247,266
Health Care Providers & Services (15.5%)
[1]	McKesson Corp.	14,800,000	825,100
	Cardinal Health, Inc.	11,036,708	788,242
* [1]	Humana Inc.	8,433,000	468,032
	Quest Diagnostics, Inc.	5,135,400	269,506
*	WellPoint Inc.	3,402,400	266,680
	CIGNA Corp.	1,900,000	251,560
	UnitedHealth Group Inc.	4,800,000	250,848
*	Coventry Health Care Inc.	4,750,000	244,862
[1] Health Management
	Associates Class A	12,386,900	240,925

*	Laboratory Corp. of
	America Holdings	2,767,360	203,235
*	Health Net Inc.	3,000,000	146,130
	Universal Health Services
	Class B	2,460,400	142,531
[1]	Owens & Minor, Inc.
	Holding Co.	2,200,000	73,590
*	Medco Health
	Solutions, Inc.	1,000,000	59,210
	Aetna Inc.	600,000	25,296
			4,255,747
Heath Care Technology (1.6%)
	IMS Health, Inc.	8,347,400	240,906
* [1]	Cerner Corp.	4,200,000	188,706
			429,612
Household Products (0.5%)
	Colgate-Palmolive Co.	1,500,000	102,450
	Kimberly-Clark Corp.	676,300	46,935
			149,385
Insurance (0.1%)
	UnumProvident Corp.	1,252,500	27,555

Life Science Tools & Services (0.3%)
* [1]	PAREXEL International Corp.	1,570,200	51,424
*	Ventana Medical Systems, Inc.	950,000	39,995
			91,419

12

	Shares	Market Value• ($000)

Machinery (0.3%)
Pall Corp.	2,404,600	83,584
Pharmaceuticals (24.7%)
Schering-Plough Corp.	57,170,000	1,429,250
Eli Lilly & Co.	23,329,900	1,262,614
* 1 Forest Laboratories, Inc.	20,001,500	1,122,284
Abbott Laboratories	14,000,000	742,000
Pfizer Inc.	17,411,570	456,880
Bristol-Myers Squibb Co.	15,100,000	434,729
Wyeth	8,250,000	407,633
Merck & Co., Inc.	6,000,000	268,500
Allergan, Inc.	2,100,000	245,091
Johnson & Johnson	3,300,000	220,440
1 Perrigo Co.	5,322,320	91,970
* Watson
Pharmaceuticals, Inc.	2,200,000	59,884
* Barr Pharmaceuticals Inc.	900,000	48,168

		6,789,443

Total United States		17,825,163

International (27.7%)

Belgium (0.5%)
^UCB SA	1,933,593	127,895
Canada (0.1%)
* Axcan Pharma Inc.	1,356,900	20,565
Denmark (0.3%)
Novo Nordisk A/S B Shares	700,000	60,222
France (4.1%)
^Sanofi-Aventis	12,189,415	1,070,958
^Ipsen Promesses	1,400,000	63,558

		1,134,516
Germany (1.4%)
^Bayer AG	6,044,656	357,922
Fresenius Medical Care AG	220,650	29,480

		387,402
Japan (9.9%)
Takeda
Pharmaceutical Co. Ltd.	10,400,000	678,755
Astellas Pharma Inc.	14,565,700	620,119
Eisai Co., Ltd.	9,453,700	484,870
Daiichi Sankyo Co., Ltd.	13,538,300	376,885
Chugai
Pharmaceutical Co., Ltd.	8,834,500	198,505
Shionogi & Co., Ltd.	9,876,000	175,289
Tanabe Seiyaku Co., Ltd.	6,850,000	92,532
Ono
Pharmaceutical Co., Ltd.	1,113,000	54,460
Olympus Corp.	1,000,000	31,951

		2,713,366
Netherlands (0.5%)
Akzo Nobel NV	2,400,000	150,761
Switzerland (6.9%)
Roche Holdings AG	6,123,977	1,149,609
Novartis AG (Registered)	13,219,880	759,687

		1,909,296
United Kingdom (4.0%)
AstraZeneca Group PLC	14,781,500	824,476
AstraZeneca Group PLC
ADR	3,496,672	195,639
GlaxoSmithKline PLC ADR	1,642,381	88,902

		1,109,017

Total International		7,613,040

Total Common Stocks
(Cost $14,693,741)		25,438,203

Temporary Cash Investments (8.3%)

Money Market Fund (0.7%)
2 Vanguard Market
Liquidity Fund,
5.272%–Note G	201,747,881	201,748

	Face
	Amount
	($000)

Commercial Paper (1.5%)
General Electric
Capital Services
5.287%, 2/26/07	210,000	209,236
General Electric
Capital Services
5.277%, 2/27/07	210,000	209,205

		418,441
Repurchase Agreements (6.1%)
Banc of America
5.270%, 2/1/07 (Dated
1/31/07, Repurchase Value
$274,140,000 collateralized
by Federal National
Mortgage Assn.,
5.000%, 10/1/35)	274,100	274,100
Credit Suisse First Boston LLC
5.270%, 2/1/07 (Dated
1/31/07, Repurchase Value
$425,161,000 collateralized
by Federal National
Mortgage Assn.,
4.500%–6.500%,
5/1/08–2/1/37)	425,100	425,100

13

	Face	Market
	Amount	Value•
	($000)	($000)
Deutsche Bank
5.270%, 2/1/07 (Dated
1/31/07, Repurchase Value
$452,266,000 collateralized
by Federal Home Loan
Mortgage Corp.,
5.000%–7.000%,
8/1/21–10/1/36 and
Government National
Mortgage Assn.,
6.000%–6.500%,
7/15/17–11/15/36)	452,200	452,200
SBC Warburg Dillon Read
5.280%, 2/1/07 (Dated
1/31/07, Repurchase Value
$519,675,000 collateralized
by Federal Home Loan
Mortgage Corp.,
4.000%–10.500%,
2/1/07–11/1/36 and
Federal National
Mortgage Assn.,
4.500%–8.000%,
11/1/07–1/1/37)	519,600	519,600
		1,671,000
Total Temporary Cash Investments
(Cost $2,291,191)		2,291,189
Total Investments (100.9%)
(Cost $16,984,932)		27,729,392
Other Assets and Liabilities—
Net (–0.9%)	(248,532)
Net Assets (100%)	27,480,860

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	27,729,392
Other Assets—Note C	44,207
Total Assets	27,773,599
Liabilities
Security Lending Collateral
Payable to Brokers—Note G	201,748
Payables for Capital Shares Redeemed	15,717
Other Liabilities	75,274
Total Liabilities	292,739
Net Assets	27,480,860

At January 31, 2007, net assets consisted of:[3]
Amount
($000)
Paid-in Capital	16,361,033
Overdistributed Net Investment Income	(12,818)
Accumulated Net Realized Gains	388,174
Unrealized Appreciation
Investment Securities	10,744,460
Foreign Currencies	11
Net Assets	27,480,860

Investor Shares—Net Assets
Applicable to 111,309,419 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	16,662,157
Net Asset Value Per Share—
Investor Shares	$149.69

Admiral Shares—Net Assets
Applicable to 171,220,996 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,818,703
Net Asset Value Per Share—
Admiral Shares	$63.19

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

14

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Dividends[1,2]	296,854
Interest	115,978
Security Lending	4,954
Total Income	417,786
Expenses
Investment Advisory Fees—Note B	17,069
The Vanguard Group—Note C
Management and Administrative
Investor Shares	26,571
Admiral Shares	8,532
Marketing and Distribution
Investor Shares	2,507
Admiral Shares	1,270
Custodian Fees	1,904
Auditing Fees	27
Shareholders’ Reports
Investor Shares	266
Admiral Shares	29
Trustees’ Fees and Expenses	32
Total Expenses	58,207
Expenses Paid Indirectly—Note D	(284)
Net Expenses	57,923
Net Investment Income	359,863
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,022,377
Foreign Currencies	489
Realized Net Gain (Loss)	1,022,866
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,359,411
Foreign Currencies	106
Change in Unrealized Appreciation (Depreciation)	1,359,517
Net Increase (Decrease) in Net Assets Resulting from Operations	2,742,246

1  Dividends are net of foreign withholding taxes of $12,914,000.

2  Dividend income and realized net gain (loss) from affiliated companies of the fund were $6,767,000 and $79,931,000, respectively.

15

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	359,863	318,037
Realized Net Gain (Loss)	1,022,866	1,288,545
Change in Unrealized Appreciation (Depreciation)	1,359,517	3,083,665
Net Increase (Decrease) in Net Assets Resulting from Operations	2,742,246	4,690,247
Distributions
Net Investment Income
Investor Shares	(231,097)	(184,582)
Admiral Shares	(155,419)	(94,323)
Realized Capital Gain[1]
Investor Shares	(747,621)	(644,500)
Admiral Shares	(459,182)	(257,326)
Total Distributions	(1,593,319)	(1,180,731)
Capital Share Transactions—Note H
Investor Shares	(1,240,502)	(4,688,888)
Admiral Shares	1,251,373	5,594,230
Net Increase (Decrease) from Capital Share Transactions	10,871	905,342
Total Increase (Decrease)	1,159,798	4,414,858
Net Assets
Beginning of Period	26,321,062	21,906,204
End of Period[2]	27,480,860	26,321,062

1  Includes fiscal 2007 and 2006 short-term gain distributions totaling $27,064,000 and $69,889,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($12,818,000) and $26,914,000.

16

Financial Highlights

Health Care Fund Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$143.39	$123.84	$124.29	$94.35	$115.01
Investment Operations
Net Investment Income	1.953	1.753	1.272	.960	.947
Net Realized and Unrealized Gain
(Loss) on Investments	13.107	24.424	3.385	30.078	(14.124)
Total from Investment Operations	15.060	26.177	4.657	31.038	(13.177)
Distributions
Dividends from Net Investment Income	(2.100)	(1.542)	(1.112)	(.995)	(.955)
Distributions from Realized Capital Gains	(6.660)	(5.085)	(3.995)	(.103)	(6.528)
Total Distributions	(8.760)	(6.627)	(5.107)	(1.098)	(7.483)
Net Asset Value, End of Period	$149.69	$143.39	$123.84	$124.29	$94.35

Total Return[1]	10.85%	21.49%	3.76%	32.99%	–11.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,662	$17,198	$19,087	$18,340	$13,506
Ratio of Total Expenses to
Average Net Assets	0.25%	0.25%	0.22%	0.28%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.29%	1.02%	0.91%	0.86%
Portfolio Turnover Rate	8%	14%	13%	13%	25%

1  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 19, 1999, and held for less than five years.

17

Health Care Fund Admiral Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$60.52	$52.25	$52.44	$39.80	$48.52
Investment Operations
Net Investment Income	.877	.779	.576	.447	.436
Net Realized and Unrealized Gain
(Loss) on Investments	5.542	10.328	1.431	12.696	(5.963)
Total from Investment Operations	6.419	11.107	2.007	13.143	(5.527)
Distributions
Dividends from Net Investment Income	(.938)	(.690)	(.511)	(.460)	(.438)
Distributions from Realized Capital Gains	(2.811)	(2.147)	(1.686)	(.043)	(2.755)
Total Distributions	(3.749)	(2.837)	(2.197)	(.503)	(3.193)
Net Asset Value, End of Period	$63.19	$60.52	$52.25	$52.44	$39.80

Total Return[1]	10.96%	21.62%	3.84%	33.12%	–11.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,819	$9,123	$2,819	$2,492	$1,620
Ratio of Total Expenses to
Average Net Assets	0.17%	0.14%	0.15%	0.19%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.40%	1.10%	0.98%	0.93%
Portfolio Turnover Rate	8%	14%	13%	13%	25%

1  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

19

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2007, the investment advisory fee represented an effective annual rate of 0.06% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $2,606,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $200,000 and custodian fees by $84,000.

20

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2007, the fund realized net foreign currency gains of $489,000, which increased distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $13,568,000 from overdistributed net investment income, and $38,228,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2007, the fund had $47,134,000 of ordinary income and $367,247,000 of long-term capital gains available for distribution.

At January 31, 2007, the cost of investment securities for tax purposes was $16,984,932,000. Net unrealized appreciation of investment securities for tax purposes was $10,744,460,000, consisting of unrealized gains of $10,821,218,000 on securities that had risen in value since their purchase and $76,758,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2007, the fund purchased $1,848,941,000 of investment securities and sold $2,537,646,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at January 31, 2007, was $194,275,000, for which the fund received cash collateral of $201,748,000.

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	753,042	5,236	1,232,491	9,231
Issued in Lieu of Cash Distributions	937,568	6,521	792,348	5,873
Redeemed[1]	(2,931,112)	(20,390)	(6,713,727)	(49,290)
Net Increase (Decrease)—Investor Shares	(1,240,502)	(8,633)	(4,688,888)	(34,186)
Admiral Shares
Issued	1,638,889	26,900	5,619,324	97,256
Issued in Lieu of Cash Distributions	560,409	9,227	319,494	5,498
Redeemed[1]	(947,925)	(15,636)	(344,588)	(5,983)
Net Increase (Decrease)—Admiral Shares	1,251,373	20,491	5,594,230	96,771

1  Net of redemption fees of $745,000 and $1,560,000 (fund totals).

21

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in these companies were as follows:

			Current Period Transactions
	Jan. 31, 2006		Proceeds from		Jan. 31, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Cephalon, Inc.	238,843	—	88,942	—	n/a1
Cerner Corp.	207,000	—	18,929	—	188,706
Forest Laboratories, Inc.	925,669	4,252	4,895	—	1,122,284
Health Management Associates
Class A	—	250,381	—	941	240,925
Humana Inc.	545,291	—	78,804	—	468,032
McKesson Corp.	816,200	—	29,849	3,588	825,100
Owens & Minor, Inc. Holding Co.	68,860	—	—	1,320	73,590
PAREXEL International Corp.	38,281	—	—	—	51,424
Perrigo Co.	83,081	—	—	918	91,970
	2,923,225			6,767	3,062,031

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1  At January 31, 2007, the security was still held, but the issuer was no longer an affiliated company of the fund.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Health Care Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (one of the funds constituting Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2007 by correspondence with the custodians and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 13, 2007

Special 2006 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,216,760,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $281,884,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 43.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Health Care Fund Investor Shares1

Periods Ended January 31, 2007

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	10.85%	10.42%	16.24%
Returns After Taxes on Distributions	9.76	9.54	14.75
Returns After Taxes on Distributions and Sale of Fund Shares	8.15	8.80	13.92

1  Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	7/31/2006	1/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,066.29	$1.30
Admiral Shares	1,000.00	1,066.78	0.89
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.35	0.87

1  These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares, and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Note that the expenses shown in the table on page 25 are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% redemption fee that applies to shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

26

Notice to Shareholders

The board of trustees of Vanguard Health Care Fund has adopted a new advisory fee schedule for the fund, effective May 1, 2007. The new advisory fee schedule is expected to raise the fund’s expense ratio to 0.28% from 0.25% for Investor Shares and to 0.20% from 0.17% for Admiral Shares. For shareholders, the increase represents an additional $3 in costs on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies. The fund’s trustees regularly evaluate its investment advisory arrangements, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee schedule, the trustees considered the fund’s performance together with a wide range of information relating to Wellington Management Company, LLP (Wellington Management), which has managed the fund since its inception in 1984.

The fund has entered into a new investment advisory agreement with Wellington Management to reflect the new fee schedule; however, other terms of the existing agreement have not changed. Under the terms of the agreement, the fund will pay Wellington Management a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the fund’s average daily net assets for the quarter.

For the fiscal year ended January 31, 2007, the total advisory fees paid by Vanguard Health Care Fund were $17,069,000, or 0.06% of the fund’s average net assets. If the new fee schedule had been in place throughout the 2007 fiscal year, the advisory fees paid by the fund would have been $24,650,000, or 0.09% of the fund’s average net assets. The average advisory fee paid by funds in Vanguard Health Care Fund’s Lipper peer group was 0.78% of assets, as of December 31, 2006.

Board approval of the investment advisory agreement

Wellington Management is responsible for managing the investment and reinvestment of the fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

The fund’s trustees retained Wellington Management under the terms of an investment advisory agreement. The board’s decision to revise the current advisory fee schedule was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arms-length discussions with Wellington Management and considered the following factors, among others:

The trustees considered the benefits to shareholders of continuing to retain Wellington Management as advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Wellington Management. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm. Specifically, the board noted that the fund’s investment manager, Edward P. Owens, has managed the fund since its inception. Further, the board noted that Wellington Management utilizes intensive fundamental analysis to identify companies with high-quality balance sheets, strong management, and the potential for new products that will lead to above-average growth in revenue and earnings. The board concluded that the existing advisory fee schedule should be adjusted to reflect the fair market value of Wellington Management’s services and the firm’s need to maintain an expanded portfolio management team to manage a large fund in this market segment. The new fee arrangement will enable Wellington Management to enhance the organizational depth and stability of the fund’s portfolio management team by retaining top investment talent and by hiring new investment professionals on an as-needed basis.

27

The trustees considered the fund’s investment performance compared with those of the fund’s peer group and a relevant benchmark. The board concluded that short- and long-term performance has been consistently competitive versus the fund’s benchmark, the S&P Health Sector Index. The board also concluded that short- and long-term performance has been above average versus that of the fund’s peer group (as defined by Lipper).

The trustees considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the fund’s advisory fee will remain significantly below those of most of its peers.

The trustees considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in the fee schedule, the trustees ensure that if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The trustees considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the fund and concluded that approval of the investment advisory agreement is in the best interest of the fund and its shareholders.

The advisory agreement will continue for a period of one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons” of either the fund or Wellington Management as defined in federal securities laws.

Background information on Wellington Management

Wellington Management Company, LLP, a Massachusetts partnership with offices at 75 State Street, Boston, MA 02109, is an investment firm that was founded in 1928. As of December 31, 2006, the firm managed approximately $575.5 billion in assets for a variety of clients, including mutual funds, institutions, and separate accounts. The manager primarily responsible for overseeing the fund’s investments is Edward P. Owens, CFA, Senior Vice President, Partner, and Global Industry Analyst of Wellington Management. He has worked in investment management with Wellington Management since 1974 and has managed the fund since its inception in 1984. He holds a B.S. from the University of Virginia and an M.B.A. from Harvard Business School. Wellington Management is owned by its 99 active partners, all of whom are active members of the firm. The managing partners of the firm are Laurie A. Gabriel, Phillip H. Perelmuter, and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

28

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
146 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
146 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
146 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
146 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
146 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
146 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
146 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
146 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
146 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
146 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the
ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for the
Hearing-Impaired > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q520 032007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2007:	$142,000
Fiscal Year Ended January 31, 2006:	$90,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2007:	$2,347,620
Fiscal Year Ended January 31, 2006:	$2,152,740

(b)   Audit-Related Fees.

Fiscal Year Ended January 31, 2007:	$530,000
Fiscal Year Ended January 31, 2006:	$382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended January 31, 2007:	$101,300
Fiscal Year Ended January 31, 2006:	$98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended January 31, 2007:	$0
Fiscal Year Ended January 31, 2006:	$0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2007:	$101,300
Fiscal Year Ended January 31, 2006:	$98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Charles D. Ellis, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: March 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: March 16, 2007

VANGUARD SPECIALIZED FUNDS

BY:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: March 16, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.